Securities, 424I - Securities, 424I: 1	Mar. 25, 2026 USD ($)
Securities, 424I Table
Security Class Title	Japanese Yen Shares
Aggregate Sales Price	$ 570,681,631.00
Aggregate Redeemed or Repurchased, FY	469,724,540.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 100,957,091.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,942.17